CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Sedona Software Solutions, Inc., for the quarter ended September 30, 2004, I, John E. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1)     the Quarterly Report on Form 10-QSB of Sedona Software Solutions, Inc. for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, fairly presents in all material respects, the financial condition and results of operations of Sedona Software Solutions, Inc.

                                                                                                                By:            /s/ John E. Cooper

                                                                                                                Name:      John E. Cooper

                                                                                                                Title:         Principal and Chief Executive and
                                                        Financial Officer, President, and
                                                        Director

                                                                                                                Date:        November 3, 2004

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